THE MILESTONE FUNDS

TREASURY OBLIGATIONS PORTFOLIO

Financial Shares
Institutional Shares
Investor Shares
Premium Shares

Supplement dated November 1, 2011
to the
Prospectus dated March 30, 2011, as supplemented August 4, 2011.

This supplement contains important information and should be read in conjunction with the prospectus of the Treasury Obligations Portfolio (the “Portfolio”).

Distributor for the Treasury Obligations Portfolio

Effective November 1, 2011, Northern Lights Distributors, LLC (“Northern Lights”), a wholly owned subsidiary of NorthStar Financial Services Group, LLC, will become the distributor for the Portfolio.

Administrator for the Treasury Obligations Portfolio

Gemini Fund Services, LLC, a wholly owned subsidiary of NorthStar Financial Services Group, LLC, has replaced Milestone Capital Management, LLC as the administrator for the Portfolio.

Please insert this Supplement in the front of your Prospectus.  If you would like to obtain more information, please call the Portfolio at (800) 941-MILE.

THE MILESTONE FUNDS

TREASURY OBLIGATIONS PORTFOLIO

Supplement dated November 1, 2011

to the

Statement of Additional Information dated March 30, 2011, as supplemented August 4, 2011.

This supplement contains important information and should be read in conjunction with the Statement of Additional Information of the Treasury Obligations Portfolio (the “Fund”).

1.

The following replaces in its entirety the chart under the heading “Officers” on page 5.

Name (Age), Position (year commenced service)	Principal Occupation During at least the Past Five Years

Andrew Rogers (41) President and Chief Executive Officer since 2011

President and Manager, Gemini Fund Services, LLC since 2006. Manager since 2006 and President since 2004, Gemcom LLC (financial printer). Manager, Northern Lights Compliance Services, LLC (2006 to 2008); Senior Vice President and Director of Administration, Gemini Fund Services, LLC (2001 to 2005).

Marc H. Pfeffer (46) Chief Financial Officer since 2005

Senior Portfolio Manager, CLS Investments, LLC since 2011. Chief Investment Officer, Milestone Capital Management, LLC (2004 to 2011); Associate Director with Bear, Stearns & Co., Inc. (2001 to 2004); Co-Chief Investment Officer, Milestone Capital Management, LP (1994 to 2001); portfolio manager for six institutional money market portfolios, Goldman Sachs Assets Management (1986 to 1994).

Brian Nielsen (38) Secretary and Chief Legal Officer since 2011

Trustee, Northern Lights Fund Trust II since 2011; Assistant Secretary, Northern Lights Fund Trust since 2011; Director and Secretary, Constellation Trust Company since 2004; Assistant Secretary, Gemcom, LLC (financial printer) since 2004; Assistant Secretary and Manager, Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer, AdvisorOne Funds since 2003; Assistant Secretary, Gemini Fund Services, LLC (since 2003); General Counsel, Manager, President and Secretary, Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary, NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary, CLS Investments, LLC (investment adviser) since 2001; General Counsel and Secretary, Orion Advisor Services, LLC (RIA servicing company) since 2001.

Michael Wagner (60) Chief Compliance Officer since 2007

President, Northern Lights Compliance Services, LLC since 2006. Director, Constellation Trust Company (2005 to 2008); Chief Operating Officer, Fund Compliance Services, LLC (2004 to 2006); President and Manager, Gemini Fund Services, LLC (2004 to 2006).

2.

The following replaces in its entirety the section under the heading “ADMINISTRATOR” on page 9:

Gemini Fund Services, LLC, 450 Wireless Boulevard, Hauppauge, NY 11788, acts as administrator (the “Administrator”) to the Trust pursuant to a Fund Services Agreement with the Trust on behalf of the Portfolio. The Administrator provides management and administrative services necessary to the operation of the Trust (which include, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent, custodian, and other service providers, and arranging for maintenance of books and records of the Trust), and provides the Trust with general office facilities. The Fund Services Agreement has an initial term of two years and then continues in effect from year to year only if its continuance is specifically approved at least annually by the Board.

The Fund Services Agreement also provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Fund Services Agreement.

As compensation for services performed under the Fund Services Agreement, the Administrator receives a monthly fee calculated at the annual rate of 0.04% of the assets of the Portfolio taken as a whole, and allocated to each class based on the number of shareholders in that class, services provided, and other factors. This may result in each class being charged more or less than 0.04% of its respective assets for administration expenses. For the fiscal years ended November 30, 2010, November 30, 2009 and November 30, 2008, Milestone Capital Management, LLC, the Trust’s prior administrator, received $583,711, $683,412 and $786,448, respectively, in fees as administrator of the Trust.

3.

The following replaces the first paragraph under the heading “UNDERWRITER” on page 9:

Effective November 1, 2011, Northern Lights Distributors, LLC, 4020 S 147th Street, Omaha, NE 68137 (the “Underwriter” or “Distributor”) serves as the Trust’s statutory underwriter and acts as the agent of the Trust in connection with the offering of shares of the Portfolio pursuant to a Underwriting Agreement (the “Underwriting Agreement” or “Distribution Agreement”). The Underwriting Agreement continues for two years and thereafter from year to year only if its continuance is specifically approved at least annually by the Board or by vote of the shareholders entitled to vote thereon, and in either case, by a majority of the Trustees who (i) are not parties to the Underwriting Agreement, (ii) are not interested persons of any such party or of the Trust and (iii) with respect to any class for which the Trust has adopted an underwriting plan, have no direct or indirect financial interest in the operation of that underwriting plan or in the Underwriting Agreement, at a meeting called for the purpose of voting on the Underwriting Agreement. All subscriptions for shares obtained by the Underwriter are directed to the Trust for acceptance and are not binding on the Trust until accepted by it. The Underwriter is under no obligation to sell any specific amount of Portfolio shares.

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If you would like to obtain more information, please call the Fund at (800) 941-MILE.